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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 9, 2003


                        SIZELER PROPERTY INVESTORS, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Maryland                        1-9349                   72-1082589
-----------------------         ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

                    2542 Williams Boulevard ,Kenner, LA 70062
                    -----------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (504) 471-6200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

The following exhibits are filed with this Form 8-K:

99.1 Press Release dated May 9, 2003

ITEM 9. Regulation FD Disclosure (Information provided under Item 12 - Disclosure of Results of Operations and Financial Condition).

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein required by Item 12 of Form 8-K is being filed under Item 9 of Form 8-K.

On May 9, 2003, we issued a press release, which sets forth our results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003

                                               SIZELER PROPERTY INVESTORS, INC.


                                               By: /S/ CHARLES E. MILLER, JR.
                                                   --------------------------
                                                   Charles E. Miller, Jr.
                                                   Chief Financial Officer

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Exhibit Index

Exhibit 99.1    Press Release dated May 9, 2003.

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